Exhibit 10.2

AMENDMENT NO. 4 TO

SECOND AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF

AIREON LLC

A DELAWARE LIMITED LIABILITY COMPANY

This Amendment No. 4 to Second Amended and Restated Limited Liability Company Agreement (this “Amendment”), of Aireon LLC (the “Company”), is dated as of June 30, 2016 and is entered into by NAV CANADA Satellite, Inc., a Delaware corporation; Iridium Satellite LLC, a Delaware limited liability company; ENAV North Atlantic LLC, a Delaware limited liability company; IAA North Atlantic Inc., a Delaware corporation; and Naviair Surveillance A/S, a Danish limited liability company (collectively, the “Members”); NAV CANADA, a Canadian corporation; Enav, S.p.A., a company formed under the laws of the Italian Republic (“Enav”); Irish Aviation Authority Limited, a company organized under the laws of the Republic of Ireland (“IAA”); Naviair, an independent state owned company owned by the Kingdom of Denmark, registered with the Danish Business Authority under CVR-no.: 26 05 97 63; and the Company.

RECITALS

A.The Members, NAV CANADA, Enav, IAA, Naviair and the Company are party to that certain Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of February 14, 2014, as amended (the “Operating Agreement”).

B.The Members, NAV CANADA, Enav, IAA, Naviair and the Company wish to amend the Operating Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

1.Amendments.

a.The definition of “Additional Investors Subsidiary” contained in Article 1 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

““Additional Investors Subsidiary” means collectively or individually, Enav US Subsidiary, IAA US Subsidiary and the Naviair Subsidiary.”

b.The definition of “Fourth Additional Investors Tranche Financing” contained in Article 1 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

““Fourth Additional Investors Tranche Financing” means the purchase by the Additional Investors through the Additional Investors Subsidiaries of the Fourth

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Additional Investors Tranche Financing Interest for the Fourth Additional Investors Tranche Financing Amount upon the satisfaction of the Fifth NAV CANADA Tranche Financing Conditions pursuant to the terms of this Agreement and the Additional Investors Subscription Agreements.”

c.The definition of “Preferred Interests” contained in Article 1 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

““Preferred Interests” means Interests designated by the Board of Directors as “Preferred Interests” with the rights and privileges (including the right to receive the Accrued Dividend on or after January 1, 2016) set forth in this Agreement and held by NAV CANADA US Subsidiary, the Additional Investors Subsidiaries and/or any of their respective Permitted Transferees and which have not been converted into Common Interests in accordance with the terms hereof.”

d.The definition of “Redeemable Iridium Interests” contained in Article 1 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

““Redeemable Iridium Interests” means an aggregate percentage of Common Interests held by Iridium equal to (i) the Funded Post-Redemption Target Percentages minus (ii) the aggregate percentage of all Fully Diluted Company Voting Interests actually held immediately prior to the Mandatory Iridium Redemption by NAV CANADA US Subsidiary and the Additional Investors Subsidiaries (or by any transferees of such Interests).”

e.The definition of “Third Additional Investors Tranche Financing” contained in Article 1 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

““Third Additional Investors Tranche Financing” means the purchase by the Additional Investors through the Additional Investors Subsidiaries of the Third Additional Investors Tranche Financing Interest for the Third Additional Investors Tranche Financing Amount pursuant to the terms of this Agreement and the Additional Investors Subscription Agreements.”

f.The definition of “Trigger Event” contained in Article 1 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

““Trigger Event” means (i) the delivery of a written notice by (x) NAV CANADA US Subsidiary or (y) any of the Additional Investors Subsidiaries to the Company, after delivery of the Trigger Event Notice by Iridium, notifying the Company that NAV CANADA US Subsidiary and/or such Additional Investors Subsidiary elect to have all of their respective Redeemable Interests redeemed pursuant to Section 3.6.6.1.2, or (ii) any facts, occurrence, circumstance, event, change or action that, in the good faith and reasonable determination of any NAV CANADA Director and an Additional Investors

Director (such determination to be set forth in a written notice delivered to the Company and Iridium), would reasonably be expected to result in the Company (x) becoming subject to or a guarantor under the Iridium Credit Agreement or (y) for so long as the Company is a “Subsidiary” (as defined in the Iridium Credit Agreement) of Iridium, ceasing to be an Excluded Company.”

g.Article 1 of the Operating Agreement is hereby amended by inserting the following definition in alphabetical order therein:

““IAA US Subsidiary” means IAA North Atlantic Inc., a Delaware corporation and wholly-owned subsidiary of IAA.”

h.Section 3.6.5.2 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

““3.6.5.2 Third Additional Investors Tranche Financing.

3.6.5.2.1Within three (3) weeks following the Company’s notice to the Additional Investors Subsidiaries following the Third Additional Investors Tranche Financing Target Date that all of the Fourth NAV CANADA Tranche Financing Conditions that have not been waived by the relevant Additional Investor and Additional Investor Subsidiary have been satisfied and that NAV CANADA US Subsidiary has purchased the Fourth NAV CANADA Tranche Financing Interest, the Additional Investors Subsidiaries shall purchase their respective portion (as indicated on Schedule B) of the Third Additional Investors Tranche Financing Interest for their respective portion (as indicated on Schedule B) of the Third Additional Investors Tranche Financing Amount, as specified in the Company’s notice, without further approval by the Board of Directors or any Member.

3.6.5.2.2In the event that the Fourth NAV CANADA Tranche Financing Conditions have not been satisfied or waived by the relevant Additional Investor or Additional Investor Subsidiary by the Fourth NAV CANADA Tranche Financing Final Tranche Date, each Additional Investors Subsidiary will, at its sole option and upon written notice to the Company that such Additional Investors Subsidiary does not intend to fund its portion of the Third Additional Investors Tranche Financing, be relieved of any obligation to fund its portion of the Third Additional Investors Tranche Financing and its portion of any subsequent Additional Investors Financing, and if such Additional Investors Subsidiary delivers such written notice to the Company, such Additional Investors Subsidiary shall thereafter have no right or obligation to purchase additional Interests in an Additional Investors Financing (it being understood that an Additional Investors Subsidiary’s delivery of such notice, or any deemed delivery of such notice, shall not prevent (i) such Additional Investors Subsidiary from exercising any preemptive rights pursuant to Section 12.5 or (ii) such Additional Investors Director from exercising any approval or veto rights under Section 6.12 (except as otherwise specifically provided for in Section 6.12)).  In the event that the Fourth NAV CANADA Tranche Financing Conditions have not been satisfied or waived by the relevant Additional Investor or Additional Investor Subsidiary by the Fourth NAV CANADA Tranche Financing Final Tranche Date and an Additional Investors Subsidiary has not delivered the foregoing notice within fifteen (15) Business Days of the Fourth NAV CANADA Tranche Financing Final Tranche Date, then such notice shall be deemed delivered to the Company and such Additional Investors Subsidiary shall thereafter have no right or obligation to purchase additional Interests in an Additional Investors Financing.”

i.Section 3.6.5.3 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

““3.6.5.3Fourth Additional Investors Tranche Financing.

3.6.5.3.1Within three (3) weeks following the Company’s notice to the Additional Investors Subsidiaries following the Fourth Additional Investors Tranche Financing Target Date that all of the Fifth NAV CANADA Tranche Financing Conditions that have not been waived by the relevant Additional Investor and Additional Investors Subsidiaries have been satisfied and that NAV CANADA US Subsidiary has purchased the Fifth NAV CANADA Tranche Financing Interest, the Additional Investors Subsidiaries shall purchase their respective portion (as indicated on Schedule B) of the Fourth Additional Investors Tranche Financing Interest for their respective portion (as indicated on Schedule B) of the Fourth Additional Investors Tranche Financing Amount, as specified in the Company’s notice, without further approval by the Board of Directors or any Member.

3.6.5.3.2In the event that the Fifth NAV CANADA Tranche Financing Conditions have not been satisfied or waived by the relevant Additional Investor or Additional Investors Subsidiaries by the Fifth NAV CANADA Tranche Financing Final Tranche Date, each Additional Investors Subsidiary will, at its sole option and upon written notice to the Company that such Additional Investors Subsidiary does not intend to fund its portion of the Fourth Additional Investors Tranche Financing, be relieved of any obligation to fund its portion of the Fourth Additional Investors Tranche Financing and its portion of any subsequent Additional Investors Financing, and if such Additional Investors Subsidiary delivers such written notice to the Company, such Additional Investors Subsidiary shall thereafter have no right or obligation to purchase additional Interests in an Additional Investors Financing (it being understood that an Additional Investors Subsidiary’s delivery of such notice, or any deemed delivery of such notice, shall not prevent (i) such Additional Investors Subsidiary from exercising any preemptive rights pursuant to Section 12.5 or (ii) such Additional Investors Director from exercising any approval or veto rights under Section 6.12 (except as otherwise specifically provided for in Section 6.12)).  In the event that the Fifth NAV CANADA Tranche Financing Conditions have not been satisfied or waived by the relevant Additional Investor or Additional Investors Subsidiaries by the Fifth NAV CANADA Tranche Financing Final Tranche Date and an Additional Investors Subsidiary has not delivered the foregoing notice within fifteen (15) Business Days of the Fifth NAV CANADA Tranche Financing Final Tranche Date, then such notice shall be deemed delivered to the Company and such Additional Investors Subsidiary shall thereafter have no right or obligation to purchase additional Interests in an Additional Investors Financing.

3.6.5.3.3Enav hereby fully, irrevocably, absolutely and unconditionally guarantees, for the benefit of the Company, the prompt and complete payment and performance by Enav US Subsidiary of its obligations when due under this Agreement and the Enav Subscription Agreement (collectively, the “Enav US Subsidiary Obligations”) in accordance with the terms hereof.  This guaranty shall be a full, unconditional, irrevocable, absolute and continuing guaranty of payment and performance of the obligations of Enav US Subsidiary.  If Enav US Subsidiary fails to perform any Enav US Subsidiary Obligations requiring payment, in whole or in part, when such Enav US Subsidiary Obligations are due, Enav shall promptly pay such Enav US Subsidiary Obligations in lawful money of the United States.  Enav shall pay such amount within five (5) Business Days of receipt of demand for payment from the Company.  The Company may enforce its rights under this guaranty without first suing Enav US Subsidiary or joining Enav US Subsidiary in any suit against Enav, or enforcing any rights and remedies against Enav US Subsidiary or otherwise pursuing or asserting any claims or rights against Enav US Subsidiary or any other Person or entity or any of its or their property which may also be liable with respect to the matters for which Enav is liable hereunder.

3.6.5.3.4IAA hereby fully, irrevocably, absolutely and unconditionally guarantees, for the benefit of the Company, the prompt and complete payment and performance by IAA US Subsidiary of its obligations when due under this Agreement and the IAA Subscription Agreement (collectively, the “IAA US Subsidiary Obligations”) in accordance with the terms hereof.  This guaranty shall be a full, unconditional, irrevocable, absolute and continuing guaranty of payment and performance of the obligations of IAA US Subsidiary.  If IAA US Subsidiary fails to perform any IAA US Subsidiary Obligations requiring payment, in whole or in part, when such IAA US Subsidiary Obligations are due, IAA shall promptly pay such IAA US Subsidiary Obligations in lawful money of the United States.  IAA shall pay such amount within five (5) Business Days of receipt of demand for payment from the Company.  The Company may enforce its rights under this guaranty without first suing IAA US Subsidiary or joining IAA US Subsidiary in any suit against IAA, or enforcing any rights and remedies against IAA US Subsidiary or otherwise pursuing or asserting any claims or rights against IAA US Subsidiary or any other Person or entity or any of its or their property which may also be liable with respect to the matters for which IAA is liable hereunder.

3.6.5.3.5Naviair hereby fully, irrevocably, absolutely and unconditionally guarantees, for the benefit of the Company, the prompt and complete payment and performance by Naviair Subsidiary of its obligations when due under this Agreement and the Naviair Subscription Agreement (collectively, the “Naviair Subsidiary Obligations”) in accordance with the terms hereof.  This guaranty shall be a full, unconditional, irrevocable, absolute and continuing guaranty of payment and performance of the obligations of Naviair Subsidiary.  If Naviair Subsidiary fails to perform any Naviair Subsidiary Obligations requiring payment, in whole or in part, when such Naviair Subsidiary Obligations are due, Naviair shall promptly pay such Naviair Subsidiary Obligations in lawful money of the United States.  Naviair shall pay such amount within five (5) Business Days of receipt of demand for payment from the Company.  The Company may enforce its rights under this guaranty without first suing Naviair Subsidiary or joining Naviair Subsidiary in any suit against Naviair, or enforcing any rights and remedies against Naviair Subsidiary or otherwise pursuing or asserting any claims or rights against Naviair Subsidiary or any other Person or entity or any of its or their property which may also be liable with respect to the matters for which Naviair is liable hereunder.”

j.Section 3.6.7.4.2 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

““3.6.7.4.2 IAA US Subsidiary’s Preferred Interests (or Common Interests, if such Member has made its Conversion Election) will be increased to the amount of Preferred Interests convertible into (or, if applicable, Common Interests equal to) the Funded IAA Post-Redemption Target Percentage;”

k.Sections 6.2.1, 6.2.2 and 6.2.3 of the Operating Agreement are hereby amended and restated in their entirety and replaced with the following:

“6.2.1From the date hereof until the closing of the Third NAV CANADA Tranche Financing, each Member agrees that such Member will vote all of its Interests at each election of Directors in favor of:  (A) six (6) persons nominated by Iridium (each, an “Iridium Director”), for so long as Iridium holds at least 60% of the then Fully Diluted Company Voting Interests (provided that (i) if Iridium ceases to hold at least 60% of the Fully Diluted Company Voting Interests, but holds at least 40% of the Fully Diluted Company Voting Interests, then Iridium shall be entitled to designate only four (4) Iridium Directors, (ii) if Iridium ceases to hold at least 40% of the Fully Diluted Company Voting Interests, but holds at least 13% of the Fully Diluted Company Voting Interests, then Iridium shall be entitled to designate only two (2) Iridium Directors, and (iii) if Iridium ceases to hold at least 13% of the Fully Diluted Company Voting Interests, but holds at least 3% of the Fully Diluted Company Voting Interests, then Iridium shall be entitled to designate only one (1) Iridium Director); (B) three (3) persons nominated by NAV CANADA (each, a “NAV CANADA Director”), for so long as NAV CANADA US Subsidiary holds at least 15% of the Fully Diluted Company Voting Interests (provided that if NAV CANADA US Subsidiary ceases to hold at least 15% of the Fully Diluted Company Voting Interests, but holds at least 3% of the Fully Diluted Company Voting Interests, then NAV CANADA shall be entitled to designate only one (1) NAV CANADA Director); (C) one (1) person nominated by Enav, for so long as Enav US Subsidiary holds at least 3% of the Fully Diluted Company Voting Interests (such person or any other person nominated by Enav to be a Director pursuant to this Section 6.2, an “Enav Director”); (D) one (1) person nominated by IAA and Naviair, collectively, for so long as IAA US Subsidiary and Naviair Subsidiary collectively hold at least 3% of the Fully Diluted Company Voting Interests (such person or any other person nominated by IAA and Naviair, collectively, to be a Director pursuant to this Section 6.2, an “IAA/Naviair Director”, and together with the Enav Director, collectively or individually, pursuant to the terms hereof, referred to herein as the “Additional Investors Directors”).

6.2.2From the closing of the Third NAV CANADA Tranche Financing until the closing of the Fifth NAV CANADA Tranche Financing, each Member agrees that such Member will vote all of its Interests at each election of Directors in favor of:  (A) four (4) Iridium Directors, for so long as Iridium holds at least 40% of the Fully Diluted Company Voting Interests (provided that (i) if Iridium ceases to hold at least 40% of the Fully Diluted Company Voting Interests, but holds at least 13% of the Fully Diluted Company Voting Interests, then Iridium shall be entitled to designate only two (2) Iridium Directors, and (iii) if Iridium ceases to hold at least 13% of the Fully Diluted Company Voting Interests, but holds at least 5% of the Fully Diluted Company Voting Interests, then Iridium shall be entitled to designate only one (1) Iridium Director);

(B) four (4) NAV CANADA Directors, for so long as NAV CANADA US Subsidiary holds at least 30% of the Fully Diluted Company Voting Interests (provided that (i) if NAV CANADA US Subsidiary ceases to hold at least 30% of the Fully Diluted Company Voting Interests, but holds at least 15% of the Fully Diluted Company Voting Interests, then NAV CANADA shall be entitled to designate only three (3) NAV CANADA Directors, and (ii) if NAV CANADA US Subsidiary ceases to hold at least 15% of the Fully Diluted Company Voting Interests, but holds at least 5% of the Fully Diluted Company Voting Interests, then NAV CANADA shall be entitled to designate only one (1) NAV CANADA Director); (C) one (1) Enav Director, for so long as Enav US Subsidiary holds at least 5% of the Fully Diluted Company Voting Interests; (D) one (1) IAA/Naviair Director, for so long as IAA US Subsidiary and Naviair Subsidiary collectively hold at least 5% of the Fully Diluted Company Voting Interests; and (E) the Chief Executive Officer of the Company. For the avoidance of doubt, if the initial closing of the Third NAV CANADA Tranche Financing is a partial closing, the change in allocation of directors provided for in this Section 6.2.2 shall occur at the initial closing of the Third NAV CANADA Tranche Financing.

6.2.3From the closing of the Fifth NAV CANADA Tranche Financing and thereafter, each Member agrees that such Member will vote all of its Interests at each election of Directors in favor of:  (A) two (2) Iridium Directors, for so long as Iridium holds at least 13% of the Fully Diluted Company Voting Interests (provided that (i) if Iridium ceases to hold at least 13% of the Fully Diluted Company Voting Interests, but holds at least 5% of the Fully Diluted Company Voting Interests, then Iridium shall be entitled to designate only one (1) Iridium Director); (B) six (6) NAV CANADA Directors, for so long as NAV CANADA US Subsidiary holds at least 40% of the Fully Diluted Company Voting Interests (provided that (i) if NAV CANADA US Subsidiary ceases to hold at least 40% of the Fully Diluted Company Voting Interests, but holds at least 30% of the Fully Diluted Company Voting Interests, then NAV CANADA shall be entitled to designate only four (4) NAV CANADA Directors, (ii) if NAV CANADA US Subsidiary ceases to hold at least 30% of the Fully Diluted Company Voting Interests, but holds at least 15% of the Fully Diluted Company Voting Interests, then NAV CANADA shall be entitled to designate only three (3) NAV CANADA Directors, and (iii) if NAV CANADA US Subsidiary ceases to hold at least 15% of the Fully Diluted Company Voting Interests, but holds at least 5% of the Fully Diluted Company Voting Interests, then NAV CANADA shall be entitled to designate only one (1) NAV CANADA Director); (C) one (1) Enav Director, for so long as Enav US Subsidiary holds at least 5% of the Fully Diluted Company Voting Interests; (D) one (1) IAA/Naviair Director, for so long as IAA US Subsidiary and Naviair Subsidiary collectively hold at least 5% of the Fully Diluted Company Voting Interests; and (E) the Chief Executive Officer of the Company.”

l.Section 12.2.1 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

“12.2.1 The Company shall, and shall cause each of its officers, Directors, employees, Accounting Firm, Affiliates and other representatives to provide Iridium, NAV CANADA US Subsidiary, Enav US Subsidiary, IAA US Subsidiary, Naviair

Subsidiary and each holder of more than 10% of the Fully Diluted Company Voting Interests, and their and its respective officers, directors, employees, accountants, Affiliates and representatives (the “Information Rights Holders”), reasonable access during normal business hours to the Company’s officers, Directors, employees, agents, properties, offices, books, contracts, reports, records, personnel and other facilities, and give them access to, such documents, financial date, records and information of the Company as Iridium, NAV CANADA US Subsidiary and any such holder of more than 10% of the Fully Diluted Company Voting Interests from time to time may reasonably request.”

m.Schedules A, B and B-1 of the Operating Agreement are hereby amended and restated in their entirety and replaced with Schedules A, B and B-1 attached.

2.Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the other provisions of the Operating Agreement.  In the event of any conflict between the Operating Agreement, any previous amendment of the Operating Agreement, this Amendment and any subsequent amendment, the document later in time shall prevail.

3.This Amendment shall be binding upon and shall inure to the benefit of the successors in interest of the parties hereto.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first hereinabove set forth.

Aireon LLC

By: /S/ Donald L. Thoma
Name:  Donald L. Thoma
Title:    CEO

NAV CANADA

By: /S/ Neil Wilson
Name:  Neil Wilson
Title:    President and Chief Executive Officer

By: /S/ Brian Aitken

Name:  Brian Aitken

Title:    Executive Vice President, Finance

             and Chief Financial Officer

Enav S.p.A. By:________________________________ Name: Title:

Irish Aviation Authority Limited By: /s/ Eamonn Brennan Name: Eamonn Brennan Title: Chief Executive Officer	Naviair By: /s/ Morten Dembæk Name: Morten Dembæk Title: CEO By: /s/ A. B. Lundholt Name: A. B. Lundholt Title: Chairman

Signature Page to Amendment No. 4

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MEMBERS: NAV CANADA Satellite, Inc. By: /s/ Neil Wilson Name: Neil Wilson Title: President By: /s/ Brian Aitken Name: Brian Aitken Title: Vice President and Chief Financial Officer	Iridium Satellite LLC By: /s/ Matthew J. Desch Name: Matthew J. Desch Title: Chief Executive Officer

Naviair Surveillance A/S

By:  /s/ Søren Stahlfest Moller
Name:  Søren Stahlfest Moller
Title:    CFO

By:  /S/ Morten Dambaek
Name:  Morten Dambaek
Title:    Chairman

IAA North Atlantic Inc.

By:  /s/ Philip Hughes
Name:  Philip Hughes
Title:    President

By:  /s/ Maeve Hogan
Name:  Maeve Hogan
Title:    Secretary & Treasurer

ENAV North Atlantic LLC By: ____________________________ Name: Title:

Signature Page to Amendment No. 4

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